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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated February 14, 1997 relating to the financial statements of PIMCO Advisors L.P. as of December 31, 1996 and for the year then ended, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/ PRICE WATERHOUSE LLP


PRICE WATERHOUSE LLP


Los Angeles, California

December 9, 1997